UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 20, 2014 (May 15, 2014)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2014, the Board adopted amendments to Tredegar Corporation's (“Tredegar”) Amended and Restated Bylaws (the “Bylaws”), effective immediately. The amendments revise Article II, Section 2 of the Bylaws to decrease the number of directors constituting the entire Board of Directors from 12 to 11 directors.

The full text of the Amended and Restated Bylaws, effective May 15, 2014, is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 15, 2014, Tredegar held its 2014 Annual Meeting of Shareholders ("Shareholder Meeting"). As of March 28, 2014, the record date for the meeting, there were a total of 32,305,253 shares of Tredegar's common stock outstanding and entitled to vote at the Shareholder Meeting. At the Shareholder Meeting, 30,913,308 shares of Tredegar's common stock, constituting approximately 95.7% of the outstanding shares on the record date for the Shareholder Meeting, were represented in person or by proxy; therefore, a quorum was present. The results of the Shareholder Meeting were as follows:

Proposals 1 and 2 - Election of Directors

Directors	Term Expiring	Votes For	Votes Against	Abstentions	Broker Non-Votes
George A. Newbill	2017	29,085,322	243,890	55,519	1,528,577
Kenneth R. Newsome	2017	29,100,388	227,793	56,550	1,528,577
Gregory A. Pratt	2017	29,079,757	243,808	61,166	1,528,577
Carl E. Tack, III	2017	29,039,980	246,083	98,668	1,528,577
R. Gregory Williams	2015	29,055,334	266,762	62,635	1,528,577

All directors were duly elected.

Proposal 3 - Re-Approval of Material Terms of the Performance Goals under the Amended and Restated 2004 Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,815,059	5,488,072	81,600	1,528,577

The proposal was approved.

Proposal 4 - The Ratification of the Appointment of PricewaterhouseCoopers LLP as Tredegar's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2014

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,693,586	124,275	95,445	2

The appointment of PricewaterhouseCoopers LLP was ratified.

Item 7.01	Regulation FD Disclosure.

Tredegar has posted the slides used by management during the Shareholder Meeting to its website at www.tredegar.com under the “Investors” tab.  The presentation, which includes information regarding Tredegar’s performance and strategy, is intended to be made available to shareholders, analysts and investors.  The presentation is attached as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 7.01.

The Shareholder Meeting was webcast on May 15, 2014, using the above slides to discuss information regarding Tredegar's performance and strategy. The transcript of the Shareholder Meeting is attached as Exhibit 99.2 to this Current Report and incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

A cautionary note about forward-looking statements: Some of the information contained in this Current Report may constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. When we use the words “believe,” “estimate,” “anticipate,” “expect,” “project,” “likely,” “may” and similar expressions, we do so to identify forward-looking statements. Such statements are based on our then current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. It is possible that our actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in or implied by these forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements. Factors that could cause actual results to differ from expectations include, without limitation: acquired businesses, including Terphane Holdings LLC (“Terphane”) and AACOA, may not achieve the levels of revenue, profit, productivity, or otherwise perform as we expect; acquisitions, including our acquisitions of Terphane and AACOA, involve special risks, including without limitation, diversion of management’s time and attention from our existing businesses, the potential assumption of unanticipated liabilities and contingencies and potential difficulties in integrating acquired businesses and achieving anticipated operational improvements; Film Products is highly dependent on sales to one customer — The Procter & Gamble Company; growth of Film Products depends on its ability to develop and deliver new products at competitive prices; sales volume and profitability of Aluminum Extrusions are cyclical and highly dependent on economic conditions of end-use markets in the U.S., particularly in the construction sector, and are also subject to seasonal slowdowns; our substantial international operations subject us to risks of doing business in foreign countries, which could adversely affect our business, financial condition and results of operations; our future performance is influenced by costs incurred by our operating companies, including, for example, the cost of energy and raw materials; and the other factors discussed in the reports Tredegar files with or furnishes to the SEC from time-to-time, including the risks and important factors set forth in additional detail in “Risk Factors” in Part I, Item 1A of Tredegar’s 2013
Annual Report on Form 10-K (the “2013 Form 10-K”) filed with the SEC. Readers are urged to review and consider carefully the disclosures Tredegar makes in its filings with the SEC, which include the 2013 Form 10-K.

Tredegar does not undertake, and expressly disclaims any duty, to update any forward-looking statement made in this Current Report to reflect any change in management’s expectations or any change in conditions, assumptions or circumstances on which such statements are based.

To the extent that the financial information portion of this Current Report contains non-GAAP financial measures, it also presents both the most directly comparable financial measures calculated and presented in accordance with GAAP and a quantitative reconciliation of the difference between any such non-GAAP measures and such comparable GAAP financial measures.  Accompanying the reconciliation is management’s statement concerning the reasons why management believes that presentation of non-GAAP measures provides useful information to investors concerning Tredegar’s financial condition and results of operations.  Reconciliations of non-GAAP financial measures can be found within Presentations in the Investor Relations section of our website, www.tredegar.com.  Tredegar uses its website as a channel of distribution of material company information.  Financial information and other material information regarding Tredegar is posted on and assembled in the Investor Relations section of our website.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Tredegar Corporation, as of May 15, 2014.
99.1	Slides - Tredegar Corporation Annual Meeting of Shareholders (May 15, 2014) (furnished pursuant to Item 7.01).
99.2	Transcript - Tredegar Annual Meeting of Shareholders (May 15, 2014) (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION
(Registrant)

Date: May 20, 2014	By:	/s/ A. Brent King
A. Brent King
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Tredegar Corporation, as of May 15, 2014
99.1	Slides - Tredegar Corporation Annual Meeting of Shareholders (May 15, 2014) (furnished pursuant to Item 7.01).
99.2	Transcript - Tredegar Annual Meeting of Shareholders (May 15, 2014) (furnished pursuant to Item 7.01).